UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2017

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28161 North Keith Drive

Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐    Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Debt Agreements

On July 28, 2017, Stericycle, Inc. (the “Company”) entered into amendments to certain of its debt agreements as described below (the “Debt Agreement Amendments”), which, among other things, permit the Company to make the payment contemplated by the proposed resolution (the “Proposed MDL Settlement”) reached with Plaintiffs and their counsel in In re: Stericycle, Inc., Steri-Safe Contract Litigation, Case No. 1:13-cv-05795 (N.D. Ill.) (the “MDL Action”), further described in Item 8.01 below.

Third Amendment to Second Amended and Restated Credit Agreement

The Company is a party to that certain (1) Second Amended and Restated Credit Agreement dated as of June 3, 2014 by and among the Company and certain of its subsidiaries named therein, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, (2) the First Amendment to Second Amended and Restated Credit Agreement dated March 31, 2015 and (3) the Second Amendment to Second Amended and Restated Credit Agreement dated August 13, 2015 (such Amended and Restated Credit Agreement, as amended as described above, the “Bank Credit Agreement”).

On July 28, 2017, the Company entered into that certain Third Amendment to the Bank Credit Agreement attached hereto as Exhibit 10.1.  The Third Amendment amends the Bank Credit Agreement to, among other things, modify the definition of Consolidated EBITDA (Section 1.01) and provisions relating to permissible Consolidated Leverage Ratio (Section 7.11(b)) to permit the Company to make the payment contemplated by the Proposed MDL Settlement.

The Third Amendment amends the financial covenant in the Bank Credit Agreement to provide that if, at the end of any fiscal quarter, the Consolidated Leverage Ratio, on a pro forma basis as of such date and immediately after giving effect to the settlement payment of the Proposed MDL Settlement is greater than 3.50 to 1.00, the Company may, in its sole discretion, elect to increase the maximum Consolidated Leverage Ratio to 4.00 to 1.00 as of the end of the fiscal quarter in which the full payment for the Proposed MDL Settlement occurred and in any subsequent fiscal quarter ending on or prior to September 30, 2018; provided, however, in no event shall the elevated ratio permitted by the immediately preceding clause extend after September 30, 2018.

First Amendment to Term Loan Credit Agreement

The Company is a party to that certain Term Loan Credit Agreement dated as of August 21, 2015 by and among the Company, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto (the “Term Loan Agreement”).

On July 28, 2017, the Company entered into that certain First Amendment to the Term Loan Agreement attached hereto as Exhibit 10.2.  The First Amendment amends the Term Loan Agreement to, among other things, modify the definition of Consolidated EBITDA (Section 1.01) and provisions relating to the permissible Consolidated Leverage Ratio (Section 7.11(b)) to permit the Company to make the payment contemplated by the Proposed MDL Settlement.

The First Amendment amends the financial covenant in the Term Loan Agreement to provide that if, at the end of any fiscal quarter, the Consolidated Leverage Ratio, on a pro forma basis as of such date and immediately after giving effect to the settlement payment of the Proposed MDL Settlement is greater than 3.50 to 1.00, the Company may, in its sole discretion, elect to increase the maximum Consolidated Leverage Ratio to 4.00 to 1.00 as of the end of the fiscal quarter in which the full payment for the Proposed MDL Settlement occurred and in any subsequent fiscal quarter ending on or prior to September 30, 2018; provided, however, in no event shall the elevated ratio permitted by the immediately preceding clause extend after September 30, 2018.

Note Purchase Agreement Amendments

The Company is a party to that certain (1) the Note Purchase Agreement dated as of August 18, 2010 among the Company and the holders of notes party thereto, pursuant to which, among other things, the Company issued (a) $175,000,000 aggregate principal amount of its 3.89% Senior Notes, Series A, due October 15, 2017 and (b) $225,000,000 aggregate principal amount of its 4.47% Senior Notes, Series B, due October 15, 2020 and (2) the First Amendment to Note Purchase Agreement dated as of August 13, 2015 among the Company and each of the institutions which is a signatory thereto (such Note Purchase Agreement, as so amended, the “2010 Note Purchase Agreement”).

The Company is a party to that certain (1) the Note Purchase Agreement dated as of October 22, 2012 among the Company and the holders of notes party thereto, pursuant to which, among other things, the Company issued (a) $125,000,000 aggregate principal amount of its 2.68% Senior Notes, Series A, due December 12, 2019 and (b) $125,000,000 aggregate principal amount of its 3.26% Senior Notes, Series B, due December 12, 2022 and (2) the First Amendment to Note Purchase Agreement dated as of August 13, 2015 among the Company and each of the institutions which is a signatory thereto (such Note Purchase Agreement, as so amended, the “2012 Note Purchase Agreement”).

The Company is a party to that certain (1) the Note Purchase Agreement dated as of April 30, 2015 among the Company and the holders of notes party thereto and (2) the First Amendment to Note Purchase Agreement dated as of June 30, 2015 among the Company and each of the institutions which is a signatory thereto, pursuant to which, among other things, the Company issued (a) $200,000,000 aggregate principal amount of its 2.72% Senior Notes, Series A, due July 1, 2022 and (b) $100,000,000 aggregate principal amount of its 2.79% Senior Notes, Series B, due July 1, 2023, and (3) the Second Amendment to Note Purchase Agreement dated as of August 13, 2015 among the Company and each of the institutions which is a signatory thereto (such Note Purchase Agreement, as amended by the amendments described in clauses (2) and (3) of this paragraph, the “2015A Note Purchase Agreement”).

The Company is a party to that certain Note Purchase Agreement dated as of October 1, 2015 among the Company and the holders of notes party thereto, pursuant to which, among other things, the Company issued (a) $150,000,000 aggregate principal amount of its 2.89% Senior Notes, Series A, due October 1, 2021 and (b) $150,000,000 aggregate principal amount of its 3.18% Senior Notes, Series B, due October 1, 2023 (the “2015B Note Purchase Agreement” and, together with the 2010 Note Purchase Agreement, the 2012 Note Purchase Agreement and the 2015A Note Purchase Agreement, the “Note Purchase Agreements”).

On July 28, 2017, the Company entered into that certain (1) Second Amendment to the 2010 Note Purchase Agreement, (2) Second Amendment to the 2012 Note Purchase Agreement, (3) Third Amendment to the 2015A Note Purchase Agreement, and (4) First Amendment to the 2015B Note

Purchase Agreement attached hereto as Exhibits 10.3 to 10.6, respectively (collectively, the “NPA Amendments”).

Each of the NPA Amendments amends its respective Note Purchase Agreement to, among other things, modify the definition of Consolidated EBITDA (Schedule B) and provisions relating to permissible Consolidated Leverage Ratio (Section 10.1(a)(i)) to permit the Company to make the payment contemplated by the Proposed MDL Settlement.

Each of the NPA Amendments amends the financial covenant in its respective Note Purchase Agreement to provide that if, at the end of any fiscal quarter, the Consolidated Leverage Ratio, on a pro forma basis as of such date and immediately after giving effect to the settlement payment of the Proposed MDL Settlement is greater than 3.50 to 1.00, the Company may, in its sole discretion, elect to increase the maximum Consolidated Leverage Ratio to 4.00 to 1.00 as of the end of the fiscal quarter in which the full payment for the Proposed MDL Settlement occurred and in any subsequent fiscal quarter ending on or prior to September 30, 2018 (the “MDL Period”); provided, however, in no event shall the elevated ratio permitted by the immediately preceding clause extend after September 30, 2018.

Each NPA Amendment further provides that, if at the end of any fiscal quarter of the Company during the MDL Period, the Consolidated Leverage Ratio exceeded 3.75 to 1.00 but is at or below 4.00 to 1.00 (an “MDL Leverage Increase”), the per annum interest rate (including any Default Rate, if applicable) otherwise applicable shall be increased by 50 basis points (.50%) from the date of such MDL Leverage Increase to but not including the date that the Consolidated Leverage Ratio is 3.75 to 1.00 or less.

Other Related Matters

The representations, warranties and covenants of each of the parties contained in the Debt Agreement Amendments have been made solely for the benefit of the parties to the applicable documents.  In addition, such representations, warranties and covenants (i) have been made only for purposes of the Debt Agreement Amendments, (ii) have been qualified by confidential disclosures made by the parties in connection with the Debt Agreement Amendments, (iii) are subject to materiality qualifications contained in the Debt Agreement Amendments that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Debt Agreement Amendments or such other date as is specified in the Debt Agreement Amendments and (v) have been included in the Debt Agreement Amendments for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.  Accordingly, the Debt Agreement Amendments are included with this filing only to provide investors with information regarding the terms of the Debt Agreement Amendments, and not to provide investors with any other factual information regarding the parties or their respective businesses.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Debt Agreement Amendments, which subsequent information may or may not be fully reflected in the public disclosures by the parties or their subsidiaries.  The Debt Agreement Amendments should not be read alone, but should instead be read in conjunction with the other information regarding any party that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that such party files with the U.S. Securities and Exchange Commission.

The foregoing summary of the Debt Agreement Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Agreement Amendments attached as Exhibits 10.1 to 10.6 and incorporated herein by reference.

Item 8.01 Other Events.

The Company sought the foregoing Debt Agreement Amendments in connection with the Proposed MDL Settlement with Plaintiffs and their counsel in the MDL Action.  The Proposed MDL Settlement is not yet final and remains subject to Court approval of a final agreement.  In the Proposed MDL Settlement, the Company is admitting no fault or wrongdoing whatsoever, and it is entering into the Proposed MDL Settlement in order to avoid the cost and uncertainty of litigation.

Under the terms of the Proposed MDL Settlement that will be submitted to the Court for approval, the Company will establish a common fund of $295 million from which will be paid all compensation to members of the settlement class, attorneys’ fees to class counsel, incentive awards to the named class representatives and all costs of notice and administration.  The Company’s existing contracts with its customers will remain in force, while the Company will also establish as part of the Proposed MDL Settlement guidelines for future price increases and provide customers additional transparency regarding such increases.  The Proposed MDL Settlement will also address additional matters, including the availability of alternative dispute resolution for members of the settlement class.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties, some of which are beyond our control (for example, general economic and market conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information, increases in transportation and other operating costs, the level of governmental enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information, our obligations to service our substantial indebtedness and to comply with the covenants and restrictions contained in our private placement notes, term loan credit facility and revolving credit facility, our ability to execute our acquisition strategy and to integrate acquired businesses, competition and demand for services in the regulated waste and secure information destruction industries, political, economic and currency risks related to our foreign operations, impairments of goodwill or other indefinite-lived intangibles, variability in the demand for services we provide on a project or non-recurring basis, exposure to environmental liabilities, fluctuations in the price we receive for the sale of paper, the outcome of pending or future litigation, disruptions in or attacks on our information technology systems, compliance with existing and future legal and regulatory requirements, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. We make no commitment to disclose any subsequent revisions to forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
10.1

Third Amendment, dated as of July 28, 2017, to the Second Amended and Restated Credit Agreement dated as of June 3, 2014, as amended, entered into by Stericycle, Inc. and certain of its subsidiaries as borrowers, Bank of America, N.A., as administrative agent, swingline lender, lender and letter of credit issuer, JPMorgan Chase Bank, N.A., HSBC Bank USA, National Association and Sumitomo Mitsui Banking Corporation, as lenders and letter of credit issuers, MUFG Union Bank, N.A., Santander Bank, N.A., Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, U.S. Bank National Association, Canada Branch, BMO Harris Financing Inc., COBANK, ACB, The Northern Trust Company, Citibank, N.A., Compass Bank, PNC Bank, National Association, SunTrust Bank, Unicredit Bank AG, New York Branch, and Wells Fargo Bank, National Association, as lenders.*

10.2

First Amendment, dated as of July 28, 2017, to the Term Loan Credit Agreement dated as of August 21, 2015, among Stericycle, Inc., as borrower, Bank of America, N.A., as Administrative Agent and as a lender, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Santander Bank, N.A., MUFG Union Bank, N.A., Sumitomo Mitsui Banking Corporation, U.S. Bank National Association, BMO Harris Bank N.A., Wells Fargo Bank, National Association, HSBC Bank USA, National Association, HSBC Bank plc, CoBank, ACB, The Northern Trust Company, Compass Bank, PNC Bank, National Association and UniCredit Bank AG, New York Branch, as lenders.*

10.3

Second Amendment, dated as of July 28, 2017, to the Note Purchase Agreement dated as of August 18, 2010, as amended, entered into by Stericycle, Inc. and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, Union Fidelity Life Insurance Company, AllState Life Insurance Company, AllState Life Insurance Company of New York, American Heritage Life Insurance Company, New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C), Hartford Life Insurance Company, Hartford Life and Accident Insurance Company, Hartford Fire Insurance Company, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, RiverSource Life Insurance Company, Thrivent Financial for Lutherans, The Lincoln National Life Insurance Company, The Northwestern Mutual Life Insurance Company, Jackson National Life Insurance Company, Allianz Life Insurance Company of North America, AXA Equitable Life Insurance Company, Southern Farm Bureau Life Insurance Company, Phoenix Life Insurance Company, PHL Variable Insurance Company, Modern Woodmen of America, United of Omaha Life Insurance Company, Companion Life Insurance Company, Mutual of Omaha Insurance Company, Woodmen of the World Life Insurance Society, Knights of Columbus, Physicians

Insurance A Mutual Company, CSAA Insurance Exchange and Country Life Insurance Company.*

10.4

Second Amendment, dated as of July 28, 2017, to the Note Purchase Agreement dated as of October 22, 2012, as amended, entered into by Stericycle, Inc. and The Northwestern Mutual Life Insurance Company, Northwestern Long Term Care Insurance Company, The Lincoln National Life Insurance Company, Penn Mutual Life Insurance Company, Principal Life Insurance Company, Symetra Life Insurance Company, Jackson National Life Insurance Company, Reassure America Life Insurance Company, Athene Annuity and Life Company (f/k/a Aviva Life and Annuity Company), Royal Neighbors of America, Thrivent Financial for Lutherans, AXA Equitable Life Insurance Company, RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company, Integrity Life Insurance Company Separate Account GPO, National Integrity Life Insurance Company Separate Account GPO, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of South Carolina, Hartford Life Insurance Company, The Guardian Life Insurance Company of America, Modern Woodmen of America, National Life Insurance Company, Trinity Universal Insurance Company, Catholic United Financial, Occidental Life Insurance Company of North Carolina, Western Fraternal Life Association, Southern Farm Life Insurance Company, Woodmen of the World Life Insurance Society, American United Life Insurance Company, Ameritas Life Insurance Corp. successor by merger to Acacia Life Insurance Company, Ameritas Life Insurance Corp. successor by merger to The Union Central Life Insurance Company, Ameritas Life Insurance Corp. of New York, USAA Life Insurance Company, Country Life Insurance Company, ProAssurance Casualty Company, ProAssurance Indemnity Company, Inc. and State of Wisconsin Investment Board.*

10.5

Third Amendment, dated as of July 28, 2017, to the Note Purchase Agreement dated as of April 30, 2015, as amended, entered into by Stericycle, Inc. and New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2), The Northwestern Mutual Life Insurance Company, The Northwestern Life Insurance Company for its Group Annuity Separate Account, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, Thrivent Financial for Lutherans, AXA Equitable Life Insurance Company, Great-West Life & Annuity Insurance Company, The Guardian Life Insurance Company of America, Metropolitan Life Insurance Company, MetLife Insurance Company USA, General American Life Insurance Company, First MetLife Investors Insurance Company, MetLife Insurance K.K., Nationwide Life Insurance Company, RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York, Life Insurance Company of the Southwest, State of Wisconsin Investment Board, Catholic Financial Life, GuideOne Mutual Insurance Company and GuideOne Property & Casualty Insurance Company.*

10.6

First Amendment, dated as of July 28, 2017, to the Note Purchase Agreement dated as of October 1, 2015, entered into by Stericycle, Inc. and Metropolitan Life Insurance Company, General American Life Insurance Company, MetLife Insurance Company USA, Erie Family Life Insurance Company, The Northwestern Mutual Life Insurance Company, The Northwestern Mutual Life Insurance Company for its Group Annuity Separate

Account,  New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3), The Bank of New York Mellon, State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, Nationwide Life Insurance Company, Thrivent Financial for Lutherans, Principal Life Insurance Company, State of Wisconsin Investment Board, Auto-Owners Insurance Company, Auto-Owners Life Insurance Company, American United Life Insurance Company, The State Life Insurance Company, Ameritas Life Insurance Corp., Ameritas Life Insurance Corp. of New York, PHL Variable Insurance Company, Woodmen of the World Life Insurance Society, Horizon Blue Cross Blue Shield of New Jersey and Southern Farm Bureau Life Insurance Company.*

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or appendix to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2017	STERICYCLE, INC.

	By:	/s/ Daniel V. Ginnetti
Daniel V. Ginnetti
Executive Vice President and Chief Financial Officer